Principal Exchange-Traded Funds
Principal Quality ETF
Supplement dated August 17, 2026
to the Prospectus dated November 1, 2025
and Statement of Additional Information dated November 1, 2025 as amended and restated June 30, 2026 (both as previously supplemented)
and Summary Prospectus dated November 1, 2025
as amended June 15, 2026 and July 1, 2026
This supplement updates information contained in the Prospectus, Statement of Additional Information, and Summary Prospectus for the Principal Quality ETF. Please retain this supplement for future reference.
LIQUIDATION NOTICE: On August 11, 2026, the Board of Trustees of Principal Exchange-Traded Funds approved a Plan of Liquidation and Termination (the “Plan”) for Principal Quality ETF (the “Fund”). The Fund will no longer accept creation orders, and the final day of trading on the Nasdaq will be, after the close of market on or about October 19, 2026. Pursuant to the Plan, the Fund will liquidate on or about October 26, 2026 (the “Liquidation Date”). During the period between the date that the Fund ceases trading and the Liquidation Date, it is anticipated that there will not be a market for the purchase or sale of the Fund’s shares. On the Liquidation Date, all outstanding shares will be redeemed at net asset value, proceeds will be sent to shareholders of record, and the Fund will discontinue its operations. To prepare for liquidation, the Fund may deviate from its stated investment objective and strategies and may forgo its scheduled rebalancing.
At the time of liquidation, delete all references to the Principal Quality ETF.
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